UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 10, 2006
                                ----------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-45241                22-3542636
          --------                      ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On January 10, 2006, the Registrant and Elite Laboratories, Inc., its wholly owned subsidiary, entered into a Product Development and Commercialization Agreement with Orit Laboratories LLC ("Orit"). The agreement provides that Elite and Orit will co-develop and commercialize an extended release drug product for treatment of anxiety, and, upon completion of development, may license it for manufacture and sale. The parties intend to develop all dose strengths of the product. The Registrant is to share in the profits, if any from the sales of the drug. The term of the agreement is for the longer of (i) a fifteen (15) year period from the date the product is first commercially sold to a third party, or (ii) the life of applicable patent(s), if any, whichever is longer. The agreement is automatically renewable for 3-year periods unless terminated by either party by providing the other party with twelve (12) months written notice prior to any renewal period.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       a)   Not applicable.

       b)   Not applicable.

       c)   Exhibits

            10.1 Product Development and Commercialization Agreement, dated as of January 10, 2006, by and among Orit Laboratories LLC, Elite Laboratories, Inc. and Elite Pharmaceuticals, Inc.*

            99.1    Copy of Press Release, dated January 12, 2006

* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: January 13, 2006


                                               ELITE PHARMACEUTICALS, INC.


                                               By: /s/ Bernard Berk
                                                   -----------------------------
                                                   Name:  Bernard Berk
                                                   Title: Chief Executive Office